STOCK CONFIRMATION AND RESTRICTION AGREEMENT

GLOBAL HEALTH VOYAGER, INC.

This Stock Confirmation and Restriction Agreement is made this __ day of October, 2011 by the undersigned recipient of "Consideration Shares" (the "Member") in favor of Global Health Voyager, Inc. (the "Company").

A.        The Undersigned Member hereby confirms and acknowledges that Healthcare International Networks, LLC a Delaware limited liability ("HIN") and the Company have entered into that certain Asset Purchase Agreement dated as of October 6, 2011 (the "Asset Purchase Agreement"), whereby HIN has agreed to sell, and Company has agreed to purchase, all of the assets associated with the business known as "Planet Hospital" upon the terms and conditions set forth in the Asset Purchase Agreement.

B.        The undersigned Member hereby confirms that it has or will receive a portion of the Consideration Shares issuable by the Company under the terms of the Asset Purchase Agreement.

C.        All capitalized terms used herein but not defined herein shall have the meaning ascribed to such terms in the Asset Purchase Agreement.

In connection with the receipt of such Shares and for other good and valuable consideration, the Member hereby makes the following representations, agreements and covenants in favor of the Company:

1.         Lock Up of Consideration Shares. To induce the Company to enter into the Asset Purchase Agreement and to issue the Consideration Shares, the undersigned hereby agrees as follows: Except for an Exempt Transfer (as defined below), during the period commencing on the Closing Date and ending on the date which is twelve (12) months thereafter (the "Lock-Up Period"), the undersigned will not, directly or indirectly, through an "affiliate" or "associate" (as such terms are defined in the General Rules and Regulations under the Securities Act of 1933, as amended (the "Securities Act")), family member or otherwise, offer, sell, pledge, hypothecate, grant an option for sale, or otherwise dispose of, or transfer or grant any rights with respect thereto in any manner (either privately or publicly pursuant to Rule 144 of the General Rules and Regulations under the Securities Act, or otherwise) any shares of Consideration Shares, common stock or any other securities of the Company, including but not limited to any securities convertible or exchangeable into shares of common stock of the Company or options, warrants or other rights to acquire common stock of the Company directly or indirectly owned or controlled by the undersigned on the date hereof or hereafter acquired by the undersigned pursuant to a stock split, stock dividend, recapitalization or similar transaction or otherwise acquired by the undersigned in a private transaction (the "Securities"), or enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Securities, whether any such swap or transaction is to be settled by delivery of common stock or other securities, in cash or otherwise, during the Lock-Up Period. For purposes hereof, "Exempt Transfer" shall mean any transfer of any or all of the Securities during the undersigns lifetime or upon death, by gift, will or intestacy, to his immediate family or to a trust or limited partnership, the beneficiaries or members of which are exclusively the undersigned and/or a member or members of his immediate family; provided, however, that it shall be a condition to such transfer that the transferee execute a written agreement that the transferee is receiving and holding the Securities subject to the provisions of this Agreement, and there shall be no further transfer of such Securities except in accordance with this Agreement. For purposes hereof, "immediate family" shall mean a spouse, lineal descendant, father, mother, brother or sister of the undersigned.

The undersigned hereby agrees to the placement of a legend on the certificates representing the Securities to indicate the restrictions on resale of the Securities imposed by this agreement and/or the entry of stop transfer orders with the transfer agent and the registrar of the Company’s securities against the transfer of the Securities except in compliance with this Agreement. In the case of any Securities for which the undersigned is the beneficial but not the record holder, the undersigned agrees to cause the record holder to authorize the Company to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on its books and records with respect to such Securities.

2.        Representations and Warranties on Investor Status and Securities Laws.

(a)         Purchase for Own Account. The Consideration Shares to be issued to Member will be acquired for investment for Member’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), and the Member has no present intention of selling, granting any participation in, or otherwise distributing the same. Member represents that it has not been formed for the specific purpose of acquiring the Consideration Shares.

(b)        Disclosure of Information. At no time was Member presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Consideration Shares. Member has received or have had full access to all the information if considers necessary or appropriate to make an informed investment decision with respect to the Consideration Shares. Member has had an opportunity to ask questions and receive answers from Company regarding the terms and conditions of the offering of the Consideration Shares and to obtain additional information (to the extent Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Member or to which Member had access.

(c)        Investment Experience. Member understands that the receipt of the Consideration Shares involves substantial risk. Member: (i) has experience as an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Consideration Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Consideration Shares and protecting its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with Company and certain of its officers, directors or controlling persons of a nature and duration that enables it to be aware of the character, business acumen and financial circumstances of such persons. Member is aware that its investment in Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. Member is able, without impairing its financial condition, to hold the Consideration Shares for an indefinite period and to suffer a complete loss of his or her investment in the Consideration Shares.

(d)        Accredited Investor Status. Except as set forth on Exhibit A hereto, each Member is an “accredited investor” within the meaning of Regulation D promulgated under the 1933 Act.

(e)        Restricted Securities. Member understands that the Consideration Shares are characterized as “restricted securities” under the 1933 Act inasmuch as they are being acquired from Company in a transaction not involving a public offering and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, Member represents that it is familiar with Rule 144 of the SEC, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act. Member understands that Company is under no obligation to register any of the Consideration Shares.

(f)        Further Limitations on Disposition. Member will sell, transfer or otherwise dispose of the Consideration Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act. Without in any way limiting the foregoing, Member further agrees not to make any disposition of all or any portion of the Consideration Shares unless and until it has complied with all requirements of this Agreement applicable to the disposition of Consideration Shares and it has provided the Company with written assurances, in substance and form satisfactory to the Company, that: (1) there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or (2) it shall have notified Company of the proposed disposition and shall have furnished Company with a statement of the circumstances surrounding the proposed disposition, and, at the reasonable request of Company, with an opinion of counsel, reasonably satisfactory to Company, that such disposition will not require registration of such securities under the 1933 Act. As a condition to any such transfer, the transferee shall agree in writing, satisfactory to Company, to be bound by all of the obligations and restrictions as if such transferee were the original holder of the Consideration Shares.

3.        Securities Law Restrictions Generally. The Company shall not be required to (i) transfer on its books any Consideration Shares that have been sold or transferred in contravention of this Agreement or the Stock Confirmation and Restriction Agreement or (ii) treat as the owner of Consideration Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Consideration Shares have been transferred in contravention of this Agreement. Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Consideration Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company based upon advice of legal counsel, such restrictions are necessary or desirable in order to achieve compliance with the 1933 Act, the securities laws of any State or any other law.

4.        Authority, Ownership. The undersigned hereby represents and warrants (i) that the undersigned has full power and authority to enter into this Agreement and (ii) that all of the common stock of the Company including the Consideration Shares held by the undersigned are listed on the attached Annex I. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

5.        Integration. This Agreement represents the entire understanding between the parties with respect to the specific subject matter hereof, and supersedes all prior agreements, negotiations, understandings, letters of intent, representations, statements and writings between the parties relating thereto. No modification, alteration, waiver or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed on behalf of the party to be charged therewith.

SIGNATURE PAGE FOLLOWS IMMEDIATELY

Wherefore, the undersigned has executed and delivered this Agreement as of the date first above written.

MEMBER NAME:

By: ____________________

Name:

Title:

PRINT FULL LEGAL NAME: _____________________

ADDRESS:         _____________________________

                           ______________________________

SOCIAL SECURITY OR TAX ID# : ______________________

EMAIL ADDRESS: ___________________________

TELEPHONE NUMBER: ________________________

FAX NUMBER: ______________________________

Agreed and Accepted:

Global Health Voyager, Inc.

By: ___________________

Ali Moussavi, Chief Executive Officer

Annex 1

List of Securities Beneficially Held

Registered Name of Holder	Type of Security	Cert. No.	No. of Shares
1.
2.
3.
4.
5.
6.

Exhibit A